UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On September 5, 2014, Cloud Peak Energy Resources LLC (“CPE Resources”) entered into the First Amendment to Credit Agreement, among CPE Resources, the guarantors party thereto, PNC Bank, National Association, as Administrative Agent, and the lenders party thereto (the “Amendment”), relating to the Credit Agreement, dated as of February 21, 2014, among CPE Resources, the guarantors party thereto, PNC Bank, National Association, as Administrative Agent, and a syndicate of lenders (the “Credit Agreement”).

The Amendment adjusted, among other things, the financial covenants requiring CPE Resources to maintain defined minimum levels of interest coverage and providing for a limitation on CPE Resources’ net secured debt leverage ratio.  Specifically, the Credit Agreement, as amended by the Amendment, now requires CPE Resources to maintain (a) a ratio of EBITDA (which is defined in the Credit Agreement) to consolidated net cash interest expense equal to or greater than 1.50 to 1 from September 30, 2014 to maturity (reducing this from the prior requirement under the Credit Agreement to maintain a ratio equal to or greater than 2.00 to 1), and (b) a ratio of senior secured funded debt less unrestricted cash and marketable securities (net secured debt) to EBITDA equal to or less than 4.00 to 1 from September 30, 2014 to maturity (increasing this from the prior requirement under the Credit Agreement to maintain a ratio equal to or less than (i) 3.00 to 1 through December 31, 2015, (ii) 2.75 to 1 from January 1, 2016 to December 31, 2016, and (iii) 2.50 to 1 from January 1, 2017 to maturity).

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The foregoing summary description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1.

Item 7.01.                                        Regulation FD Disclosure.

On September 5, 2014, Cloud Peak Energy Inc. issued a press release announcing the entering into of the Amendment, as described in Item 1.01 of this Form 8-K. The full text of the press release is furnished with this Report as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other Cloud Peak Energy Inc. filings.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed or furnished herewith.

10.1                        First Amendment to Credit Agreement, dated September 5, 2014, between Cloud Peak Energy Resources LLC, the guarantors party thereto, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.

99.1                        Furnished press release of Cloud Peak Energy Inc., dated September 5, 2014, announcing the entering into of the Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: September 10, 2014	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

First Amendment to Credit Agreement, dated September 5, 2014, between Cloud Peak Energy Resources LLC, the guarantors party thereto, the lenders party thereto and PNC Bank, National Association, as Administrative Agent.

99.1	Furnished press release of Cloud Peak Energy Inc., dated September 5, 2014, announcing the entering into of the Amendment.